UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 13, 2013

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2013, Robert H. Kluge, Senior Vice President and President, Imaging Components Businesses of Varian Medical Systems, Inc. (the “Company”) announced his intention to retire as Senior Vice President and President, Imaging Components Businesses effective February 7, 2014. Sunny Sanyal, currently the CEO of T-System Inc., will succeed Mr. Kluge as Senior Vice President and President, Imaging Components Businesses.

The press release announcing Mr. Kluge’s retirement and Mr. Sanyal’s appointment is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated December 16, 2012 entitled “Varian Imaging Components President Robert Kluge Announces Plans to Retire; Varian CEO Dow Wilson Names Sunny Sunyal as Kluge’s Successor.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN MEDICAL SYSTEMS, INC.
By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: December 16, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated December 16, 2012 entitled “Varian Imaging Components President Robert Kluge Announces Plans to Retire; Varian CEO Dow Wilson Names Sunny Sunyal as Kluge’s Successor.”